SUPPLEMENT DATED OCTOBER 12, 2004
                                     TO THE
                        PROSPECTUS DATED OCTOBER 4, 2004
                                       FOR
                  PERSPECTIVE II(R) FIXED AND VARIABLE ANNUITY
                            JNLNY SEPARATE ACCOUNT I

This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

Beginning on page five, under "Total Annual Fund Operating Expenses," the maximum annual operating expenses charged by a fund is 1.40% (instead of 1.20%), which is based on information disclosed in footnote 5 to the table of Fund Annual Expenses. Also, footnote 5 applies to each of the JNL/S&P funds.

(To be used with NV4224 Rev. 10/04.)

                                                                    NV5882 10/04